UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K



                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

                Date of Report (date of earliest event reported)

                                December 22, 2004




                                  Zunicom, Inc.
                    (Formerly Tech Electro Industries, Inc.)
                  --------------------------------------------
                         (Name of Issuer in its Charter)



            Texas                      0-27210                75-2408297
-----------------------------        ---------------      ------------------
State or other jurisdiction of       Commission File      I.R.S. Employer
incorporation or organization        Number               Identification No.


1720 Hayden Drive, Carrollton, TX                                75006
-------------------------------------                          ----------
Address of principal executive office                           Zip Code


                    Issuer's telephone number: (972) 851-5600

Item 8.01.  Other Events

         On December 22, 2004, Zunicom Inc. issued the press release attached as
Exhibit 99.1 announcing that Universal Power Group, Inc. has entered into a Revolving Credit and Security Agreement with Compass Bank to replace its former lender GE Commercial Credit. The revolving line of credit for $12.0 million carries an interest rate of LIBOR plus 250 basis points and is secured by the assets of Universal Power Group including accounts receivable and inventory. This agreement expires May 2007.


Item 9.01.  Financial Statements and Exhibits

 (c) Exhibits.

         Exhibits No.                       Description

99.1     Press Release Dated December 22, 2004.





                                Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                    Date:    December 22, 2004

                                    Zunicom, Inc.


                                    By: /s/ Julie Sansom-Reese
                                        ----------------------
                                       (chief financial officer)